UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2012

Aflac Incorporated

(Exact name of registrant as specified in its charter)

Georgia	001-07434	58-1167100

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1932 Wynnton Road, Columbus, Georgia		31999
(Address of principal executive offices)		(Zip Code)

706.323.3431

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

On September 19, 2012, Aflac Incorporated (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, and Goldman, Sachs & Co., as representatives of the underwriters named therein (together, the “Underwriters”), related to the offering, issuance and sale of $450,000,000 aggregate principal amount of its 5.50% Subordinated Debentures due 2052 (the “Debentures”) (or $517,500,000 aggregate principal amount if the underwriters exercise their over-allotment option in full).

On September 26, 2012, the Company completed a public offering of $450 million aggregate principal amount of its Debentures. The Debentures were offered pursuant to the Company’s Registration Statement on Form S-3 (No. 333-181089), prospectus dated May 1, 2012, and related prospectus supplement dated September 19, 2012.

The Debentures were issued under an indenture, dated as of September 26, 2012 (the “Base Indenture”), between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by a first supplemental indenture, dated as of September 26, 2012 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee. The Indenture provides for events of default, including, failure to pay principal or any premium, failure to pay interest, and certain events of bankruptcy, insolvency and reorganization.

The Debentures are the Company’s unsecured obligations and will rank subordinate and junior in right of payment to all of its current and future senior indebtedness. The Debentures will mature on September 15, 2052. Interest on the Debentures will be payable on March 15, June 15, September 15 and December 15 of each year, commencing December 15, 2012. The interest rate on the Debentures is 5.50% per annum. The Company may defer interest payments during one or more deferral periods for up to five consecutive years each as described in the prospectus supplement.

The Debentures are redeemable, in whole but not in part, at any time prior to September 26, 2017, within 90 days of the occurrence of certain tax events, at a redemption price equal to their principal amount plus accrued and unpaid interest to, but excluding, the date of redemption. The Company may also redeem the Debentures, in whole but not in part, at any time prior to September 26, 2017, within 90 days of the occurrence of certain rating agency events, at a redemption price equal to the greater of (a) the aggregate principal amount or (b) a make-whole amount, in each case, plus any accrued and unpaid interest to, but excluding, the date of redemption. On or after September 26, 2017, the Company may redeem the Debentures, in whole or in part, at their principal amount plus accrued and unpaid interest to, but excluding, the date of redemption; provided that if the debentures are not redeemed in whole, at least $25 million aggregate principal amount of the debentures must remain outstanding after giving effect to such redemption.

The description of the Indenture set forth above is qualified in its entirety by reference to the full text of each of the Base Indenture, a copy of which is attached hereto as Exhibit 4.1 and the First Supplemental Indenture (including the form of Debentures included therein), a copy of which is attached hereto as Exhibit 4.2, each of which is incorporated herein by reference.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the description regarding the Company’s issuance and sale of the Debentures contained in Item 1.01 above, which is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	-

Underwriting Agreement, dated September 19, 2012, between Aflac Incorporated and Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, and Goldman, Sachs & Co., as representatives of the several underwriters included on Schedule 1 thereto. Incorporated herein by reference to Exhibit 1.1 to Aflac Incorporated’s Current Report on Form 8-K, dated September 21, 2012.

4.1	-	Subordinated Indenture, dated as of September 26, 2012, between Aflac Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	-	First Supplemental Indenture, dated as of September 26, 2012, between Aflac Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 5.50% Subordinated Debenture due 2052).

5.1	-	Opinion of Joey M. Loudermilk, Esq., Executive Vice President, General Counsel and Corporate Secretary of Aflac Incorporated.

5.2	-	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to Aflac Incorporated, with respect to the legality of the Debentures.

8.1	-	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special tax counsel to Aflac Incorporated, with respect to certain tax matters.

23.1	-	Consent of Joey M. Loudermilk (included as part of Exhibit 5.1 hereto).

23.2	-	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.2 hereto).

23.3	-	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 8.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

October 1, 2012	/s/ June P. Howard
(June P. Howard)
Senior Vice President, Financial Services
Chief Accounting Officer

EXHIBIT INDEX:

1.1	-

Underwriting Agreement, dated September 19, 2012, between Aflac Incorporated and Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, and Goldman, Sachs & Co., as representatives of the several underwriters included on Schedule 1 thereto. Incorporated herein by reference to Exhibit 1.1 to Aflac Incorporated’s Current Report on Form 8-K, dated September 21, 2012.

4.1	-	Subordinated Indenture, dated as of September 26, 2012, between Aflac Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	-	First Supplemental Indenture, dated as of September 26, 2012, between Aflac Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 5.50% Subordinated Debenture due 2052).

5.1	-	Opinion of Joey M. Loudermilk, Esq., Executive Vice President, General Counsel and Corporate Secretary of Aflac Incorporated.

5.2	-	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to Aflac Incorporated, with respect to the legality of the Debentures.

8.1	-	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special tax counsel to Aflac Incorporated, with respect to certain tax matters.

23.1	-	Consent of Joey M. Loudermilk (included as part of Exhibit 5.1 hereto).

23.2	-	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.2 hereto).

23.3	-	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 8.1 hereto).